UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2026

NEPTUNE INSURANCE HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-42878	33-4189588
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
400 6th Street S, Suite 2
St. Petersburg, Florida 33701
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (727) 202-4815

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	NP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition.
On October 20, 2026, Neptune Insurance Holdings Inc. (the “Company”) issued a press release and an earnings presentation announcing its financial results for the third quarter ended September 30, 2026. A copy of the press release and the earning presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.
The information contained in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Chief Financial Officer

On October 19, 2026, Jim Steiner, the Company’s Chief Financial Officer, principal financial officer and principal accounting officer, notified the Company of his intent to resign from his position, effective following the filing of the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2026 (the “Transition Date”). Mr. Steiner has informed the Company that his decision to resign is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Steiner is expected to continue to serve as Chief Operating Officer of Neptune Flood Incorporated, the Company’s wholly owned subsidiary, and as a member of the Company’s Board of Directors (the “Board”) following the Transition Date.

There are no new or amended compensatory arrangements with Mr. Steiner in connection with his transition.

Appointment of Chief Financial Officer

On October 19, 2026, the Board appointed Cristian Melej, a current member of the Board, to serve as the Company’s Chief Financial Officer, principal financial officer, and principal accounting officer, effective as of the Transition Date. In connection with the appointment, on October 19, 2026, Cristian Melej, a member of the Board and Chair of the Audit Committee of the Board (the “Audit Committee”) and the Compensation Committee of the Board (the “Compensation Committee”), resigned, effective immediately, from all committees of the Board on which he served. Mr. Melej will continue to serve as a member of the Board.

Mr. Melej, 49, has served as a member of the Board since April 2025 and as a member of the board of directors of Neptune Flood Incorporated, a wholly owned subsidiary of the Company, since February 2025. Since 2016, Mr. Melej has served as the Chief Financial Officer of Hingham Institution for Savings (Nasdaq: HIFS), a bank headquartered in Massachusetts. In that role, Mr. Melej oversees all finance activities of the bank, including asset-liability and risk management, financial planning, accounting, treasury, and both public and regulatory reporting. Mr. Melej served as the Chief Financial Officer of C1 Financial, Inc. and its subsidiary C1 Bank from May 2014 to September 2016 and as its Deputy Chief Financial Officer from September 2013 to April 2014. Prior to joining C1 Financial, Mr. Melej held finance roles at private and public companies in Brazil and Chile. Mr. Melej holds a Master of Business Administration from IE Business School in Madrid, Spain and a bachelor’s degree in civil engineering from Pontificia Universidad Católica de Chile. Mr. Melej is a CFA® charterholder and a Certified Public Accountant.

There are no family relationships between Mr. Melej and any director or executive officer of the Company. There are no arrangements or understandings between Mr. Melej and any other person pursuant to which he was selected as an officer. Mr. Melej has no direct or indirect material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K.

The material terms of Mr. Melej’s compensation arrangements in connection with his appointment as Chief Financial Officer, principal financial officer and principal accounting officer have not yet been determined. The Company will file an amendment to this Current Report on Form 8-K disclosing such compensation arrangements, to the extent required by Item 5.02(c)(3) of Form 8-K, within four business days after such terms have been determined.

Committee Changes

On October 19, 2026, following Mr. Melej’s resignation, the Board appointed David Noble, a current director of the Company, to the Audit Committee and designated Blair J. Greenberg as chair of the Audit Committee, in each case effective as of October 19, 2026. The Audit Committee now consists of Mr. Greenberg, as chair, Mike Vostrizansky, and Mr. Noble. The Board has determined that each of Messrs. Greenberg, Vostrizansky, and Noble satisfies the applicable independence requirements for service on the Audit Committee under the listing standards of the New York Stock Exchange (the “NYSE”) and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The Board has also determined that each of Messrs. Greenberg, Vostrizansky, and Noble is financially literate under the listing standards of the NYSE and that each of Messrs. Greenberg and Noble qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.

On October 19, 2026, following Mr. Melej’s resignation, the Board appointed Mr. Noble to the Compensation Committee and designated Mr. Vostrizansky as chair of the Compensation Committee, in each case effective as of October 19, 2026. The Compensation Committee now consists of Mr. Vostrizansky, as chair, Mr. Greenberg, and Mr. Noble. The Board has determined that each of Messrs. Vostrizansky, Greenberg, and Noble satisfies the applicable independence requirements for service on the Compensation Committee under the listing standards of the NYSE.

Item 9.01Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Neptune Insurance Holdings Inc., dated October 20, 2026.
99.2	Earnings presentation, dated October 20, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEPTUNE INSURANCE HOLDINGS INC.

Date: October 20, 2026	By:	/s/ Trevor Burgess
Trevor Burgess
Chief Executive Officer
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